Exhibit 10.6

OMNIBUS RELEASE OF YOUTH FIELDS BORROWER FROM CERTAIN DEBT INSTRUMENTS

This OMNIBUS RELEASE OF YOUTH FIELDS BORROWER FROM CERTAIN DEBT INSTRUMENTS (this “Agreement”) dated as of January 11, 2024 (the “Effective Date”) is made by CH Capital Lending, LLC, a Delaware limited liability company, in its capacity as a lender and as administrative agent for itself and the other lenders, IRG, LLC, a Nevada limited liability company, JKP Financial, LLC, a Delaware limited liability company, and/or Midwest Lender Fund, LLC, a Delaware limited liability company (collectively, together with its successors and assigns, the “Lenders”) in favor of HOF Village Youth Fields, LLC, a Delaware limited liability company (the “Released Borrower”).

PRELIMINARY STATEMENTS:

WHEREAS, the Released Borrower, along with HOF Village Newco, LLC, a Delaware limited liability company (“Newco”) and Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFREC”) (Released Borrower, Newco and HOFREC are collectively referred to as “HOF Makers”) are obligated for certain debts and have made certain covenants and agreed to certain restrictions, under the terms of the following secured instruments (collectively, the “Existing IRG Debt Instruments”):

(a)	that certain Term Loan Agreement (as amended or modified from time to time), dated December 1, 2020, by and between HOF Makers, certain affiliates of Newco, and Aquarian Credit Funding LLC, as assigned to CH Capital Lending, LLC, a Delaware limited liability company, in its capacity as “Administrative Agent” for itself and the other lenders, on March 1, 2022, and all agreements, instruments, and promissory notes executed in connection with such Term Loan Agreement, including that certain Second Amended and Restated Secured Cognovit Promissory Note from HOF Makers, dated effective as of November 7, 2022 and that certain First Amendment to Second Amended and Restated Secured Cognovit Promissory Note from HOF Makers, dated effective as of December 8, 2023 (the “Term Loan Agreement”).

(b)	that certain Joinder and First Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from HOF Makers to CH Capital Lending, LLC, a Delaware limited liability company;

(c)	that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from HOF Makers to IRG, LLC, a Nevada limited liability company;

(d)	that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from HOF Makers to JKP Financial, LLC, a Delaware limited liability company;

(e)	that certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from HOF Makers to JKP Financial, LLC, a Delaware limited liability company; and

(f)	that certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from HOF Makers to Midwest Lender Fund, LLC, a Delaware limited liability company.

WHEREAS, Lenders and Administrative Agent have agreed to (i) the release of certain real and personal property collateral, and (ii) the release of Released Borrower, on the terms and conditions set forth in this Agreement.

WHEREAS, Released Borrower, Lenders and Administrative Agent desire to amend the Existing IRG Debt Instruments as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Release of Released Borrower. The Administrative Agent and Lenders hereby release (as of the Effective Date) the Released Borrower from any and all liabilities and obligations to any of Administrative Agent and/or Lenders, arising under, pursuant to or in connection with the Existing IRG Debt Instruments other than those liabilities and obligations that expressly survive the termination of the Loan Agreement. Consequently, except as provided in this Agreement, all references to “Borrowers” or “ Borrower” in the Existing IRG Debt Instruments and applicable ancillary documents shall exclude the Released Borrower, and the Released Borrower shall no longer be a borrower for any purpose under the Existing IRG Debt Instruments. The remaining Borrowers shall be (1) HOFREC, and (2) Newco (collectively “Remaining Borrowers”)

SECTION 2. Termination of Security Interests. Concurrently with the execution of this Agreement, Administrative Agent shall execute the Sixth Amendment to Pledge and Security Agreement dated as the same date as this Agreement between the HOF Makers and the Administrative Agent, and such Sixth Amendment to be in the form of Exhibit A, attached hereto and incorporated by reference herein (“Sixth Amendment to Pledge”).

SECTION 3. Release of Mortgage and Termination of UCC Financing Statements. As of the Effective Date, Administrative Agent shall execute and deliver to Chicago Title Insurance Company, 1111 Superior Avenue, Suite 600, Cleveland, OH 44114 (“Chicago Title Insurance Company”) an original Partial Release of Mortgage to be in the form of Exhibit B, attached hereto and incorporated by reference herein (“Partial Release of Mortgage”). Administrative Agent is further authorized and directed to, and hereby agrees to promptly file necessary documents to evidence the termination of any security interest evidenced by a UCC Financing Statement with respect to (i) the Released Borrower, and (ii) any Collateral owned by the Released Borrower, including without limitation all UCC-3 Terminations for the UCC-1s filed in the State of Delaware on June 8, 2023 with Filing Number 20234128772.

Omnibus Release of Youth Fields Borrower

SECTION 4. Representations and Warranties. This Agreement constitutes the legal, valid and binding obligations of the parties, enforceable against the parties in accordance with its terms, has been duly authorized by all requisite corporate, partnership or limited liability company and, if required, stockholder, partner or member action of each entity which is a party thereto, and (i) will not violate (A) any provision of law, statute, rule or regulation, or of Governing Documents of any party (B) any order of any Governmental Authority or arbitrator or (C) any provision of any indenture, agreement or other instrument to which any party is a party or by which any of them or any of their property is or may be bound, including any contractual obligation, or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or any contractual obligation.

SECTION 5. Electronic Signatures. Transmission of a signature by facsimile or email or in .pdf format shall bind the signing party to the same degree as the delivery of a signed original or electronic signature. This Agreement may be executed by way of electronic signatures (including, but not limited to, by way of electronic signatures generated by “DocuSign,” “Adobe Sign” or similar programs or replacements thereto) and that neither this Agreement, nor any part or provision of this Agreement, shall be challenged or denied any legal effect, validity and/or enforceability solely on the grounds that it is in the form of an electronic record. Notwithstanding the foregoing, Administrative Agent agrees to deliver the Release of Mortgage in a form reasonably acceptable to Chicago Title Insurance Company as required to effectuate the release and termination of the Mortgage.

SECTION 6. No Other Changes; Ratification. Except as specifically amended hereby, the terms, provisions and conditions of the Existing IRG Debt Instruments shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, provisions and conditions of the Existing IRG Debt Instruments are hereby ratified and confirmed in all respects.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to any conflicts of law principles that would direct the application of the laws of any jurisdiction.

[Signatures follow]

Omnibus Release of Youth Fields Borrower

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Lenders:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
as Administrative Agent/Collateral Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

	By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

	By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

JKP FINANCIAL, LLC,
a Delaware limited liability company

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

[Signatures Continue on Next Page]

[Signature Page to Omnibus Release of Youth Fields Borrower]

MIDWEST LENDER FUND, LLC,
a Delaware limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Stuart Lichter
	Name:	Stuart Lichter
	Title:	President

Released Borrower:

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Agreed and accepted by Remaining Borrowers:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation
HOF VILLAGE NEWCO, LLC
a Delaware limited liability company

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

[Signature Page to Omnibus Release of Youth Fields Borrower]

Exhibit A

Sixth Amendment to the Pledge and Security Agreement

[See attached]

Exhibit B

Partial Release of Mortgage

[See attached]

[Signature Page to Omnibus Release of Youth Fields Borrower]